UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22784

BNY Mellon Municipal Bond Infrastructure Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	02/29
Date of reporting period:	02/29/2024

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

ANNUAL REPORT February 29, 2024

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from March 1, 2023, through February 29, 2024, as provided by Daniel Rabasco, Jeffrey Burger and Thomas Casey, portfolio managers with Insight North America LLC, the fund’s sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended February 29, 2024, BNY Mellon Municipal Bond Infrastructure Fund, Inc. (the “fund”) achieved a total return of 7.43% on a net asset value basis and −1.82% on a market price basis.1 Over the same period, the fund provided aggregate income dividends of $0.44 per share, which reflects a distribution rate of 4.26%.2 In comparison, the Bloomberg U.S. Municipal Bond Index (the “Index”), the fund’s benchmark, posted a total return of 5.42% for the same period.3

Municipal bonds gained ground as inflation eased, and investors began to anticipate the end of the Federal Reserve’s (the “Fed”) interest-rate-hiking program. The fund continued to produce competitive levels of current income through an emphasis on longer-term and revenue bonds.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. The fund’s portfolio is composed principally of investments that finance the development, support or improvement of America’s infrastructure.

Under normal circumstances, the fund pursues its investment objective by investing at least 80% of its Managed Assets4 in municipal bonds issued to finance infrastructure sectors and projects in the United States. Also, under normal circumstances, the fund will invest at least 50% of its Managed Assets in municipal bonds that, at the time of investment, are rated investment grade, meaning that up to 50% of Managed Assets can be invested in below-investment-grade municipal bonds. Projects in which the fund may invest include (but are not limited to) those in the transportation, energy and utilities, social infrastructure, and water and environmental sectors. We focus on identifying undervalued sectors and securities and minimize the use of interest-rate forecasting. We select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

The fund employs leverage by issuing preferred stock and participating in tender-option bond programs. The use of leverage can magnify gain and loss potential depending on market conditions.

As Inflation Eases, Anticipated Rate Cuts Benefit Market

The municipal bond market experienced weakness with higher rates early in the reporting period, but toward the end of 2023, declining inflation and investor anticipation of Fed rate cuts provided the market with support.

The Fed made progress in reducing pricing pressures during the reporting period. It raised the federal funds rate three times between March 2023 and July 2023, bringing the target rate to 5.25%–5.50%. With pricing pressures trending downward, the Fed left rates unchanged through the remainder of the period.

Despite the higher rates, the U.S. economy surprised investors by continuing to avoid a long-anticipated recession. The economy grew by 2.1% in the second quarter of 2023, 4.9% in the third quarter and 3.2% in the fourth quarter.

Late in 2023, as inflation continued to ease, investors looked increasingly to anticipated interest-rate reductions by the Fed. As the municipal bond market headed into 2024, municipal mutual bond funds began to receive inflow from retail investors who had largely been absent, resulting in favorable technical conditions as demand was more than adequate to handle increasing new issue supply.

The surprisingly strong economy, including a robust labor market, bolstered the case that the Fed would achieve a “soft landing” taming inflation while avoiding a recession or high unemployment. But inflation remained above the Fed’s 2% target.

The relative stubbornness of inflation further raised the odds that rate cuts anticipated to occur in early-to-mid 2024 would be postponed. This caused the market to move sideways during the first months of 2024. However, this kept valuations at attractive levels, extending the opportunity for interested investors.

Long Duration and Select Revenue Bonds Sectors Drove Performance

The fund’s performance was driven mainly by duration and curve-positioning decisions. Specifically, the longer duration and holdings at the long end of the yield curve benefited performance as interest rates fell during the reporting period. In the revenue bond sector, positions in the education, transportation, airport and housing sectors contributed positively. In addition, lower-quality bonds outperformed those of higher quality.

The fund’s performance was hindered primarily by its holdings of bonds in the special tax sector. The fund did not make use of derivatives during the reporting period. The fund also maintained its leverage ratio in a range of approximately 30-35%.

An Emphasis on Longer Duration

We plan to maintain our emphasis on revenue bond and to maintain a longer duration, with overweight positions in bonds in the 10-30 year range. We also expect to keep the leverage ratio in the 30%-35% range. As for security selection, we will focus on opportunities with attractive incremental yields and the potential for price appreciation.

March 15, 2024

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax for certain investors. Capital gains, if any, are fully taxable.

2 Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

3 Source: Lipper, Inc. ---The Bloomberg U.S. Municipal Bond Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a fund, the Index is not subject to fees and other expenses. Investors cannot invest directly in any index.

4 “Managed Assets” of the fund means the fund’s total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, prices of investment grade bonds are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit and liquidity risk and are considered speculative in terms of the issuer’s perceived ability to pay interest on a timely basis and to repay principal upon maturity. Unlike investment-grade bonds, prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in BNY Mellon Municipal Bond Infrastructure Fund, Inc. with a hypothetical investment of $10,000 in the Bloomberg U.S. Municipal Bond Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in BNY Mellon Municipal Bond Infrastructure Fund, Inc. on 02/28/2014 to a hypothetical investment of $10,000 made in the Index on that date. All figures for the fund are based on market price. All dividends and capital gain distributions are reinvested.

The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a fund, the Index is not subject to fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights within this report.

Average Annual Total Returns as of 2/29/2024
	1 Year	5 Years	10 Years
BNY Mellon Municipal Bond Infrastructure Fund, Inc. -Market Price	-1.82%	.50%	4.26%
BNY Mellon Municipal Bond Infrastructure Fund, Inc. -Net Asset Value	7.43%	1.97%	4.87%
Bloomberg U.S. Municipal Bond Index	5.42%	1.91%	2.68%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon sale of the shares. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

DISTRIBUTION INFORMATION

The following information regarding the fund’s distributions is current as of February 29, 2024, the fund’s fiscal year end. The fund’s returns during the period were sufficient to meet fund distributions.

The fund’s distribution policy is intended to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the fund. The fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, in order to try to maintain a level distribution amount, the fund may pay out more or less than its net investment income during the period. As a result, distributions sources may include net investment income, realized gains and return of capital. You should not draw any conclusions about the fund’s investment performance from the amount of the distribution or from the terms of the level distribution program. A return of capital is a non-taxable distribution of a portion of a fund’s capital. A return of capital distribution does not necessarily reflect a fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported below are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on the fund’s performance, those estimates may differ from both the tax information reported to you in your fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital.

Distributions
	Current Month Percentage of Distributions			Fiscal Year Ended Per Share Amounts
	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
BNY Mellon Municipal Bond Infrastructure Fund, Inc.	100.00%	.00%	.00%	$.44	$.44	$.00	$.00

SELECTED INFORMATION

February 29, 2024 (Unaudited)

Market Price per share February 29, 2024			$10.33
Shares Outstanding February 29, 2024			18,405,973
New York Stock Exchange Ticker Symbol			DMB
MARKET PRICE ($) (NEW YORK STOCK EXCHANGE)
Fiscal Year Ended February 29, 2024
	Quarter Ended May 31, 2023	Quarter Ended August 31, 2023	Quarter Ended November 30, 2023	Quarter Ended February 29, 2024
High	11.59	11.67	10.62	10.42
Low	10.54	10.48	8.99	10.03
Close	10.64	10.56	9.97	10.33
PERCENTAGE GAIN (LOSS) based on change in Market Price†
April 26, 2013 (commencement of operations) through February 29, 2024				19.63%
March 1, 2014 through February 29, 2024				51.69
March 1, 2019 through February 29, 2024				2.50
March 1, 2023 through February 29, 2024				(1.82)
June 1, 2023 through February 29, 2024				0.13
September 1, 2023 through February 29, 2024				(0.20)
December 1, 2023 through February 29, 2024				4.52

NET ASSET VALUE PER SHARE
April 26, 2013 (commencement of operations)				$14.295
February 28, 2023				11.70
May 31, 2023				11.74
August 31, 2023				11.51
November 30, 2023				11.64
February 29, 2024				12.06
PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
April 26, 2013 (commencement of operations) through February 29, 2024				46.50%
March 1, 2014 through February 29, 2024				60.92
March 1, 2019 through February 29, 2024				10.22
March 1, 2023 through February 29, 2024				7.43
June 1, 2023 through February 29, 2024				5.90
September 1, 2023 through February 29, 2024				6.85
December 1, 2023 through February 29, 2024				4.47
† With dividends reinvested.

STATEMENT OF INVESTMENTS

February 29, 2024

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.2%
Alabama - 2.9%
Alabama Special Care Facilities Financing Authority, Revenue Bonds (Methodist Home for the Aging Obligated Group)	6.00	6/1/2050	3,820,000		3,405,268
Jefferson County, Revenue Bonds, Refunding	5.25	10/1/2049	1,500,000		1,614,647
Jefferson County, Revenue Bonds, Refunding	5.50	10/1/2053	1,250,000		1,367,176
				6,387,091
Arizona - 7.1%
Arizona Industrial Development Authority, Revenue Bonds (Legacy Cares Project) Ser. A	7.75	7/1/2050	3,200,000	[a,b]	192,000
Arizona Industrial Development Authority, Revenue Bonds (Sustainable Bond) (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2050	3,425,000		3,202,474
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Obligated Group)	6.00	7/1/2052	2,000,000	[a]	2,037,845
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Traditional Schools Project)	5.00	7/1/2049	1,025,000	[a]	986,476
Phoenix Civic Improvement Corp., Revenue Bonds	4.00	7/1/2044	1,905,000		1,884,830
Salt Verde Financial Corp., Revenue Bonds	5.00	12/1/2037	5,000,000		5,490,041
The Phoenix Arizona Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2046	2,000,000	[a]	1,924,158
				15,717,824
Arkansas - 1.6%
Arkansas Development Finance Authority, Revenue Bonds (Sustainable Bond) (U.S. Steel Corp.)	5.70	5/1/2053	3,500,000		3,628,603
California - 10.5%
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2049	1,000,000		975,091

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.2% (continued)
California - 10.5% (continued)
California Housing Finance Agency, Revenue Bonds, Ser. A	3.25	8/20/2036	1,447,883		1,328,403
California Municipal Finance Authority, Revenue Bonds, Refunding (HumanGood California Obligated Group) Ser. A	5.00	10/1/2044	1,000,000		1,023,303
California Statewide Communities Development Authority, Revenue Bonds (California Baptist University) Ser. A	6.38	11/1/2043	2,035,000	[a]	2,037,589
California Statewide Communities Development Authority, Revenue Bonds, Refunding (California Baptist University) Ser. A	5.00	11/1/2041	1,875,000	[a]	1,879,221
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding (Tobacco Settlement Asset) Ser. B	5.00	6/1/2051	1,000,000		1,049,633
Long Beach Bond Finance Authority, Revenue Bonds, Ser. A	5.50	11/15/2037	5,000,000		5,735,159
Orange County Community Facilities District, Special Tax Bonds, Ser. A	5.00	8/15/2052	1,000,000		1,019,282
San Diego County Regional Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2051	3,500,000		3,632,400
Tender Option Bond Trust Receipts (Series 2022-XF3024), (San Francisco City & County, Revenue Bonds, Refunding, Ser. A) Recourse, Underlying Coupon Rate 5.00%	10.04	5/1/2044	4,500,000	[a,c,d]	4,685,765
				23,365,846
Colorado - 5.8%
Colorado Health Facilities Authority, Revenue Bonds (CommonSpirit Health Obligated Group)	5.25	11/1/2052	1,000,000		1,060,088
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Covenant Living Communities & Services Obligated Group) Ser. A	4.00	12/1/2050	3,000,000		2,557,311
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Intermountain Healthcare Obligated Group) Ser. A	4.00	5/15/2052	1,255,000		1,222,724
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.50	11/15/2053	1,000,000		1,094,205
Dominion Water & Sanitation District, Revenue Bonds, Refunding	5.88	12/1/2052	2,000,000		2,017,861

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 143.2% (continued)
Colorado - 5.8% (continued)
Hess Ranch Metropolitan District No. 6, GO, Ser. A1	5.00	12/1/2049	1,500,000	1,381,814
Rampart Range Metropolitan District No. 5, Revenue Bonds	4.00	12/1/2051	1,000,000	747,006
Tender Option Bond Trust Receipts (Series 2020-XM0829), (Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. A1) Recourse, Underlying Coupon Rate 4.00%	8.94	8/1/2044	2,455,000	[a,c,d] 2,845,773
				12,926,782
Connecticut - 1.7%
Connecticut, Revenue Bonds, Ser. A	5.00	5/1/2041	1,000,000	1,116,354
Connecticut Health & Educational Facilities Authority, Revenue Bonds (The Hartford University) Ser. P	5.38	7/1/2052	1,250,000	1,168,216
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Fairfield University) Ser. T	4.00	7/1/2055	1,500,000	1,416,753
				3,701,323
Delaware - .5%
Delaware Economic Development Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group) Ser. B	5.25	11/15/2053	1,000,000	1,038,198
Florida - 5.3%
Florida Higher Educational Facilities Financial Authority, Revenue Bonds (Ringling College Project)	5.00	3/1/2049	2,000,000	2,002,726
Greater Orlando Aviation Authority, Revenue Bonds, Ser. A	4.00	10/1/2049	2,480,000	2,343,582
Hillsborough County Port District, Revenue Bonds (Tampa Port Authority Project) Ser. B	5.00	6/1/2046	1,250,000	1,276,113
Lee Memorial Health System, Revenue Bonds, Refunding, Ser. A1	4.00	4/1/2049	1,750,000	1,654,198
Miami-Dade County Water & Sewer System, Revenue Bonds (Insured; Build America Mutual)	4.00	10/1/2051	1,000,000	973,619
Palm Beach County Health Facilities Authority, Revenue Bonds, Refunding (Lifespace Communities Obligated Group) Ser. C	7.63	5/15/2058	1,000,000	1,079,883

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.2% (continued)
Florida - 5.3% (continued)
Pinellas County Industrial Development Authority, Revenue Bonds (Foundation for Global Understanding)	5.00	7/1/2039	1,000,000		1,009,233
Seminole County Industrial Development Authority, Revenue Bonds, Refunding (Legacy Pointe at UCF Project)	5.75	11/15/2054	500,000		401,442
Village Community Development District No. 15, Special Assessment Bonds	5.25	5/1/2054	1,000,000	[a]	1,027,838
				11,768,634
Georgia - 4.9%
Fulton County Development Authority, Revenue Bonds, Ser. A	5.00	4/1/2042	1,250,000		1,282,993
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project) Ser. A	5.00	7/1/2052	2,500,000		2,578,801
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	9/1/2031	1,000,000	[e]	1,070,142
Tender Option Bond Trust Receipts (Series 2020-XM0825), (Brookhaven Development Authority, Revenue Bonds (Children's Healthcare of Atlanta) Ser. A) Recourse, Underlying Coupon Rate 4.00%	7.37	7/1/2044	3,600,000	[a,c,d]	3,818,608
Tender Option Bond Trust Receipts (Series 2023-XF3183), (Municipal Electric Authority of Georgia, Revenue Bonds (Plant Vogtle Units 3 & 4 Project) Ser. A) Recourse, Underlying Coupon Rate 5.00%	9.69	1/1/2059	2,060,000	[a,c,d]	2,070,391
				10,820,935
Hawaii - .6%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2047	1,250,000		1,317,782
Illinois - 13.4%
Chicago Board of Education, GO, Refunding, Ser. A	5.00	12/1/2035	1,500,000		1,535,460
Chicago II, GO, Refunding, Ser. A	6.00	1/1/2038	2,500,000		2,620,564
Chicago II, GO, Ser. A	5.00	1/1/2044	2,000,000		2,050,686
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2057	2,000,000		2,054,771
Chicago Transit Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2045	1,000,000		1,041,483

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.2% (continued)
Illinois - 13.4% (continued)
Illinois, GO, Ser. D	5.00	11/1/2028	2,600,000		2,766,165
Illinois, GO, Ser. D	5.00	11/1/2027	3,500,000		3,723,190
Illinois, Revenue Bonds (Auxiliary Facilities System) Ser. A	5.00	4/1/2044	2,500,000		2,500,026
Illinois Finance Authority, Revenue Bonds (Plymouth Place Obligated Group) Ser. A	6.63	5/15/2052	1,000,000		1,024,747
Illinois Toll Highway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2039	1,400,000		1,627,685
Metropolitan Pier & Exposition Authority, Revenue Bonds (McCormick Place Project) (Insured; National Public Finance Guarantee Corp.) Ser. A	0.00	12/15/2036	1,400,000	[f]	842,941
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	5.00	6/15/2050	1,750,000		1,799,651
Tender Option Bond Trust Receipts (Series 2017-XM0492), (Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago)) Non-recourse, Underlying Coupon Rate 5.00%	8.04	4/1/2025	4,600,000	[a,c,d]	4,655,321
Tender Option Bond Trust Receipts (Series 2023-XF1623), (Regional Transportation Authority Illinois, Revenue Bonds, Ser. B) Non-recourse, Underlying Coupon Rate 4.00%	4.13	6/1/2048	1,625,000	[a,c,d]	1,587,059
				29,829,749
Indiana - 1.1%
Indiana Finance Authority, Revenue Bonds (Sustainable Bond)	7.00	3/1/2039	1,925,000	[a]	1,460,563
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds (City Moral Obligation) (Insured; Build America Mutual) Ser. F1	5.25	3/1/2067	1,000,000		1,066,776
				2,527,339
Iowa - .6%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.00	12/1/2050	1,250,000		1,316,843
Kentucky - 2.0%
Christian County, Revenue Bonds, Refunding (Jennie Stuart Medical Center Obligated Group)	5.50	2/1/2044	1,000,000		1,013,540

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.2% (continued)
Kentucky - 2.0% (continued)
Henderson, Revenue Bonds (Pratt Paper Project) Ser. A	4.70	1/1/2052	1,000,000	[a]	972,694
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	5.00	5/1/2055	1,000,000	[e]	1,050,124
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	8/1/2030	1,310,000	[e]	1,315,838
				4,352,196
Louisiana - .5%
Louisiana Public Facilities Authority, Revenue Bonds (Impala Warehousing Project)	6.50	7/1/2036	1,000,000	[a]	1,000,296
Louisiana Public Facilities Authority, Revenue Bonds, Refunding (Tulane University) Ser. A	4.00	4/1/2030	115,000	[g]	123,453
				1,123,749
Maryland - 1.9%
Maryland Economic Development Corp., Revenue Bonds (Sustainable Bond) (Purple Line Transit Partners) Ser. B	5.25	6/30/2055	4,200,000		4,274,790
Massachusetts - 2.1%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2057	1,000,000	[a]	962,223
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University Project)	5.00	7/1/2034	1,550,000		1,632,144
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	900,000		927,699
Massachusetts Educational Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2030	1,000,000		1,074,290
				4,596,356
Michigan - 5.5%
Detroit, GO (Sustainable Bond) Ser. A	5.00	4/1/2050	1,000,000		1,011,433
Michigan Building Authority, Revenue Bonds, Refunding	4.00	10/15/2049	2,500,000		2,447,858
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. D6	5.00	7/1/2036	2,250,000		2,257,576
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	12/1/2049	1,000,000		955,415

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 143.2% (continued)
Michigan - 5.5% (continued)
Michigan Housing Development Authority, Revenue Bonds, Ser. A	3.35	12/1/2034	2,500,000	2,494,915
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Refunding, Ser. C	0.00	6/1/2058	41,200,000	[f] 1,824,229
Wayne County Airport Authority, Revenue Bonds (Detroit Metropolitan Wayne County Airport) (Insured; Build America Mutual) Ser. B	5.00	12/1/2039	1,250,000	1,258,943
				12,250,369
Minnesota - .9%
Duluth Economic Development Authority, Revenue Bonds, Refunding (Essentia Health Obligated Group) Ser. A	5.00	2/15/2058	2,000,000	2,020,986
Missouri - 2.6%
Missouri Housing Development Commission, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	4.70	11/1/2054	1,000,000	1,001,064
St. Louis County Industrial Development Authority, Revenue Bonds (Friendship Village St. Louis Obligated Group) Ser. A	5.13	9/1/2049	1,000,000	925,719
St. Louis County Industrial Development Authority, Revenue Bonds, Refunding (Friendship Village Sunset Hills)	5.00	9/1/2042	1,000,000	956,955
Tender Option Bond Trust Receipts (Series 2023-XM1116), (Jackson County Missouri Special Obligation, Revenue Bonds, Refunding, Ser. A) Non-recourse, Underlying Coupon Rate 4.25%	3.82	12/1/2053	3,000,000	[a,c,d] 2,932,449
				5,816,187
Nebraska - .4%
Omaha Public Power District, Revenue Bonds, Ser. A	4.00	2/1/2051	1,000,000	974,593
Nevada - 1.4%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.25	6/15/2041	2,155,000	2,229,706
Reno, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/1/2058	1,000,000	918,786
				3,148,492

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.2% (continued)
New Hampshire - 1.1%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Springpoint Senior Living Obligated Group)	4.00	1/1/2041	2,925,000		2,467,257
New Jersey - 4.8%
New Jersey Economic Development Authority, Revenue Bonds (The Goethals)	5.38	1/1/2043	2,500,000		2,506,847
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. WW	5.25	6/15/2025	1,890,000	[g]	1,943,447
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	655,000		670,924
New Jersey Economic Development Authority, Revenue Bonds, Ser. WW	5.25	6/15/2025	110,000	[g]	113,111
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (RWJ Barnabas Health Obligated Group)	4.00	7/1/2051	1,250,000		1,226,210
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2044	1,250,000		1,363,292
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.50	6/15/2050	1,600,000		1,774,491
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. BB	5.25	6/15/2050	1,000,000		1,096,323
				10,694,645
New York - 8.3%
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	3,500,000	[a]	3,500,929
New York Transportation Development Corp., Revenue Bonds (JFK International Airport Terminal)	5.00	12/1/2040	1,200,000		1,265,173
New York Transportation Development Corp., Revenue Bonds (JFK International Airport Terminal)	5.00	12/1/2036	2,000,000		2,156,293
New York Transportation Development Corp., Revenue Bonds (LaGuradia Airport Terminal)	5.63	4/1/2040	1,000,000		1,086,539

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.2% (continued)
New York - 8.3% (continued)
New York Transportation Development Corp., Revenue Bonds (Sustainable Bond) (JFK International Airport Terminal One Project) (Insured; Assured Guaranty Municipal Corp.)	5.13	6/30/2060	1,000,000		1,049,059
Niagara Area Development Corp., Revenue Bonds, Refunding (Covanta Project) Ser. A	4.75	11/1/2042	2,000,000	[a]	1,737,670
Tender Option Bond Trust Receipts (Series 2022-XM1004), (Metropolitan Transportation Authority, Revenue Bonds, Refunding (Sustainable Bond) (Insured; Assured Guaranty Municipal Corp.) Ser. C) Non-recourse, Underlying Coupon Rate 4.00%	5.26	11/15/2047	3,300,000	[a,c,d]	3,217,282
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A1	4.13	5/15/2064	3,000,000		2,902,703
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2045	585,000		536,226
Westchester County Local Development Corp., Revenue Bonds, Refunding (Senior Learning Community)	5.00	7/1/2041	1,000,000	[a]	988,515
				18,440,389
North Carolina - .7%
North Carolina Medical Care Commission, Revenue Bonds, Refunding (Lutheran Services for the Aging Obligated Group)	4.00	3/1/2051	2,000,000		1,483,496
Ohio - 8.0%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	7,700,000		7,348,556
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.00	2/15/2052	1,980,000		1,962,226
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.25	2/15/2047	2,500,000		2,516,181
Muskingum County, Revenue Bonds (Genesis Healthcare System Project)	5.00	2/15/2048	6,495,000		5,885,414
				17,712,377

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.2% (continued)
Oklahoma - .7%
Tulsa County Industrial Authority, Revenue Bonds, Refunding (Montereau Project)	5.25	11/15/2045	1,500,000		1,488,364
Pennsylvania - 9.1%
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds (City Center Project)	5.00	5/1/2042	1,000,000	[a]	1,000,734
Allentown School District, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	2/1/2033	1,455,000		1,565,850
Clairton Municipal Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2042	1,500,000		1,500,188
Clairton Municipal Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2037	3,850,000		3,851,217
Montgomery County Industrial Development Authority, Revenue Bonds (ACTS Retirement-Life Communities Obligated Group) Ser. C	5.00	11/15/2045	1,000,000		1,035,001
Pennsylvania Economic Development Financing Authority, Revenue Bonds (The Penndot Major Bridges)	6.00	6/30/2061	2,000,000		2,267,707
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Thomas Jefferson University Obligated Group) Ser. A	5.00	9/1/2045	3,000,000		3,014,447
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	4.00	12/1/2050	1,000,000		962,739
Tender Option Bond Trust Receipts (Series 2022-XF1525), (Pennsylvania Economic Development Financing Authority UPMC, Revenue Bonds, Ser. A) Recourse, Underlying Coupon Rate 4.00%	4.10	5/15/2053	2,300,000	[a,c,d]	2,169,143
Tender Option Bond Trust Receipts (Series 2023-XM1133), (Philadelphia Water & Wastewater, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B) Non-recourse, Underlying Coupon Rate 5.50%	10.27	9/1/2053	2,400,000	[a,c,d]	2,726,313
				20,093,339

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.2% (continued)
Rhode Island - 1.8%
Tender Option Bond Trust Receipts (Series 2023-XM1117), (Rhode Island Infrastructure Bank State Revolving Fund, Revenue Bonds, Ser. A) Non-recourse, Underlying Coupon Rate 4.13%	13.69	10/1/2048	4,000,000	[a,c,d]	3,993,888
South Carolina - 4.2%
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Refunding (Bon Secours Mercy Health)	4.00	12/1/2044	1,500,000		1,468,140
South Carolina Jobs-Economic Development Authority, Revenue Bonds, Refunding (Lutheran Homes of South Carolina Obligated Group)	5.13	5/1/2048	1,750,000		1,423,964
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper)	5.13	12/1/2043	5,000,000		4,999,765
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper) Ser. A	4.00	12/1/2055	1,500,000		1,355,767
				9,247,636
South Dakota - 1.2%
Tender Option Bond Trust Receipts (Series 2022-XF1409), (South Dakota Heath & Educational Facilities Authority, Revenue Bonds, Refunding (Avera Health Obligated Group)) Non-recourse, Underlying Coupon Rate 5.00%	8.87	7/1/2046	2,680,000	[a,c,d]	2,700,116
Tennessee - .6%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Revenue Bonds (Belmont University)	5.25	5/1/2048	1,250,000		1,360,720
Texas - 13.8%
Aldine Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	4.00	2/15/2054	1,000,000		962,092
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2043	1,500,000		1,501,627
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas) Ser. A	5.75	8/15/2045	2,500,000		2,551,348

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 143.2% (continued)
Texas - 13.8% (continued)
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas) Ser. D	5.75	8/15/2033	1,000,000		1,030,178
Clifton Higher Education Finance Corp., Revenue Bonds (International Leadership of Texas) Ser. D	6.13	8/15/2048	3,500,000		3,583,424
Clifton Higher Education Finance Corp., Revenue Bonds, Refunding (International Leadership of Texas) (Insured; Permanent School Fund Guarantee Program) Ser. A	4.25	8/15/2053	1,000,000		981,154
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. B	5.00	11/1/2040	1,500,000		1,694,386
Dallas Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	4.00	2/15/2054	2,000,000		1,930,780
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	4.00	10/1/2049	1,165,000		1,111,928
Houston Airport System, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.50	7/1/2053	1,400,000		1,400,438
Houston Airport System, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2039	2,480,000		2,451,102
Lamar Consolidated Independent School District, GO	4.00	2/15/2053	1,000,000		959,516
Medina Valley Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	4.00	2/15/2053	4,500,000		4,346,948
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	2,500,000	[a]	2,495,963
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Segment 3C Project)	5.00	6/30/2058	2,000,000		2,029,722
Waxahachie Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	4.25	2/15/2053	1,500,000		1,505,289
				30,535,895
U.S. Related - 1.7%
Puerto Rico, GO, Ser. A	0.00	7/1/2024	26,648	[f]	26,296
Puerto Rico, GO, Ser. A	0.00	7/1/2033	211,359	[f]	136,230
Puerto Rico, GO, Ser. A1	4.00	7/1/2037	126,704		121,013

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 143.2% (continued)
U.S. Related - 1.7% (continued)
Puerto Rico, GO, Ser. A1	4.00	7/1/2041	172,269	160,009
Puerto Rico, GO, Ser. A1	4.00	7/1/2046	179,157	161,923
Puerto Rico, GO, Ser. A1	4.00	7/1/2035	147,628	143,296
Puerto Rico, GO, Ser. A1	4.00	7/1/2033	164,238	161,344
Puerto Rico, GO, Ser. A1	5.38	7/1/2025	182,915	185,716
Puerto Rico, GO, Ser. A1	5.63	7/1/2029	2,178,318	2,362,748
Puerto Rico, GO, Ser. A1	5.63	7/1/2027	181,259	191,490
Puerto Rico, GO, Ser. A1	5.75	7/1/2031	173,199	193,434
				3,843,499
Utah - 1.6%
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2048	1,000,000	1,025,131
Salt Lake City, Revenue Bonds, Ser. A	5.00	7/1/2042	1,000,000	1,017,644
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2039	1,400,000	1,478,507
				3,521,282
Virginia - 3.4%
Virginia Housing Development Authority, Revenue Bonds, Ser. A	4.80	9/1/2059	3,000,000	3,017,041
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2049	1,000,000	1,009,369
Virginia Small Business Financing Authority, Revenue Bonds, Refunding	5.00	12/31/2057	1,500,000	1,529,402
Virginia Small Business Financing Authority, Revenue Bonds, Refunding (95 Express Lanes)	4.00	1/1/2048	1,000,000	930,835
Williamsburg Economic Development Authority, Revenue Bonds (William & Mary Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.13	7/1/2058	1,000,000	994,515
				7,481,162
Washington - 3.1%
Washington Convention Center Public Facilities District, Revenue Bonds, Ser. B	4.00	7/1/2058	1,000,000	888,256

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 143.2% (continued)
Washington - 3.1% (continued)
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Providence Health & Services) Ser. A	5.00	10/1/2042	5,000,000	5,001,046
Washington Housing Finance Commission, Revenue Bonds, Refunding (Seattle Academy of Arts & Sciences)	6.38	7/1/2063	1,000,000	[a] 1,092,498
				6,981,800
Wisconsin - 5.8%
Public Finance Authority, Revenue Bonds (Cone Health) Ser. A	5.00	10/1/2052	1,000,000	1,053,045
Public Finance Authority, Revenue Bonds (EMU Campus Living) (Insured; Build America Mutual) Ser. A1	5.50	7/1/2052	1,200,000	1,316,505
Public Finance Authority, Revenue Bonds (EMU Campus Living) (Insured; Build America Mutual) Ser. A1	5.63	7/1/2055	1,315,000	1,454,675
Public Finance Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2042	5,000,000	5,000,780
Public Finance Authority, Revenue Bonds, Ser. 1	5.75	7/1/2062	2,825,000	3,011,426
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Bellin Memorial Hospital Obligated Group)	5.50	12/1/2052	1,000,000	1,100,459
				12,936,890
Total Investments (cost $317,109,529)			143.2%	317,887,422
Liabilities, Less Cash and Receivables			(43.2%)	(95,942,088)
Net Assets Applicable to Common Stockholders			100.0%	221,945,334

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2024, these securities were valued at $62,699,320 or 28.25% of net assets.

b Non-income producing—security in default.

c The Variable Rate is determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

d Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

e These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

f Security issued with a zero coupon. Income is recognized through the accretion of discount.

g These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

Portfolio Summary (Unaudited) †	Value (%)
Medical	20.2
General	19.0
Education	18.8
Development	13.0
Airport	11.9
Nursing Homes	10.0
Transportation	8.8
General Obligation	7.2
School District	6.8
Water	6.7
Power	5.4
Tobacco Settlement	5.3
Utilities	2.4
Multifamily Housing	2.0
Single Family Housing	1.6
Housing	1.2
Prerefunded	1.0
Student Loan	.5
Bond Bank	.5
Special Tax	.5
Facilities	.4
143.2

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LOC	Letter of Credit
LR	Lease Revenue	NAN	Note Anticipation Notes
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield	OBFR	Overnight Bank Funding Rate
PILOT	Payment in Lieu of Taxes	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RIB	Residual Interest Bonds
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SOFR	Secured Overnight Financing Rate	TAN	Tax Anticipation Notes
TRAN	Tax and Revenue Anticipation Notes	TSFR	Term Secured Overnight Financing Rate
USBMMY	U.S. Treasury Bill Money Market Yield	U.S. T-BILL	U.S. Treasury Bill
XLCA	XL Capital Assurance	RVMTPS	Remarketable Variable Rate MuniFund Term Preferred Shares
VMTPS	Variable Rate Muni Term Preferred Shares

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

February 29, 2024

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	317,109,529	317,887,422
Cash		5,522,441
Interest receivable		3,546,932
Prepaid expenses		37,609
		326,994,404
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		173,384
RVMTPS at liquidation value—Note 1		75,000,000
Payable for inverse floater notes issued—Note 3		24,895,000
Payable for investment securities purchased		4,015,000
Dividends payable to Common Stockholders		552,179
Interest and expense payable related to inverse floater notes issued—Note 3		274,492
Directors’ fees and expenses payable		34,121
Other accrued expenses		104,894
		105,049,070
Net Assets Applicable to Common Stockholders ($)		221,945,334
Composition of Net Assets ($):
Common Stock, par value, $.001 per share (18,405,973 shares issued and outstanding)		18,406
Paid-in capital		262,501,288
Total distributable earnings (loss)		(40,574,360)
Net Assets Applicable to Common Stockholders ($)		221,945,334

Shares Outstanding
(250 million shares authorized)	18,405,973
Net Asset Value Per Share of Common Stock ($)	12.06

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended February 29, 2024

Investment Income ($):
Interest Income	15,241,045
Expenses:
Management fee—Note 2(a)	2,117,773
RVMTPS interest expense and fees—Note 1(g)	3,573,390
Interest and expense related to inverse floater notes issued—Note 3	1,490,068
Professional fees	165,158
Shareholders’ reports	65,316
Directors’ fees and expenses—Note 2(c)	51,613
Registration fees	23,775
Shareholder servicing costs	11,519
Chief Compliance Officer fees—Note 2(b)	10,725
Tender and paying agent fees—Note 2(b)	7,950
Custodian fees—Note 2(b)	5,996
Miscellaneous	42,274
Total Expenses	7,565,557
Less—reduction in fees due to earnings credits—Note 2(b)	(5,996)
Net Expenses	7,559,561
Net Investment Income	7,681,484
Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(6,731,442)
Net change in unrealized appreciation (depreciation) on investments	13,808,368
Net Realized and Unrealized Gain (Loss) on Investments	7,076,926
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	14,758,410

See notes to financial statements.

STATEMENT OF CASH FLOWS

Year Ended February 29, 2024

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(107,607,583)
Proceeds from sales of portfolio securities	124,900,467
Interest income received	15,763,345
Interest and expense related to inverse floater notes issued	(1,577,749)
RVMTPS interest expense and fees paid	(3,573,390)
Expenses paid to BNY Mellon Investment Adviser, Inc. and affiliates	(2,139,764)
Operating expenses paid	(300,734)
Net Cash Provided (or Used) in Operating Activities		25,464,592
Cash Flows from Financing Activities ($):
Dividends paid to Common Stockholders	(8,282,712)
Decrease in payable for inverse floater notes issued	(13,235,000)
Net Cash Provided (or Used) in Financing Activities		(21,517,712)
Net Increase (Decrease) in Cash		3,946,880
Cash at beginning of period		1,575,561
Cash at End of Period		5,522,441
Reconciliation of Net Increase (Decrease) in Net Assets Applicable to
Common Stockholders Resulting from Operations to
Net Cash Provided (or Used) in Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		14,758,410
Adjustments to Reconcile Net Increase (Decrease) in Net Assets
Applicable to Common Stockholders Resulting from
Operations to Net Cash Provided (or Used) in Operating Activities ($):
Decrease in investments in securities at cost		20,955,816
Decrease in interest receivable		522,300
Decrease in prepaid expenses		68,841
Decrease in Due to BNY Mellon Investment Adviser, Inc. and affiliates		(3,316)
Increase in payable for investment securities purchased		3,068,510
Decrease in interest and expense payable related to inverse floater notes issued		(87,681)
Decrease in Directors' fees and expenses payable		(2,708)
Decrease in other accrued expenses		(7,212)
Net change in unrealized (appreciation) depreciation on investments		(13,808,368)
Net Cash Provided (or Used) in Operating Activities		25,464,592
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended February 29/28,
	2024	2023
Operations ($):
Net investment income	7,681,484	9,676,287
Net realized gain (loss) on investments	(6,731,442)	(4,905,702)
Net change in unrealized appreciation (depreciation) on investments	13,808,368	(33,909,712)
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders Resulting from Operations	14,758,410	(29,139,127)
Distributions ($):
Distributions to stockholders	(8,098,628)	(10,747,044)
Distributions to Common Stockholders	(8,098,628)	(10,747,044)
Capital Stock Transactions ($):
Distributions reinvested	-	85,319
Increase (Decrease) in Net Assets from Capital Stock Transactions	-	85,319
Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	6,659,782	(39,800,852)
Net Assets Applicable to Common Stockholders ($):
Beginning of Period	215,285,552	255,086,404
End of Period	221,945,334	215,285,552
Capital Share Transactions (Common Shares):
Shares issued for distributions reinvested	-	6,978
Net Increase (Decrease) in Shares Outstanding	-	6,978

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. These figures have been derived from the fund’s financial statements and with respect to common stock, market price data for the fund’s common shares.

	Year Ended February 29/28,
	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	11.70	13.86	14.41	15.06	13.75
Investment Operations:
Net investment income[a]	.42	.53	.63	.66	.64
Net realized and unrealized gain (loss) on investments	.38	(2.11)	(.54)	(.67)	1.31
Total from Investment Operations	.80	(1.58)	.09	(.01)	1.95
Distributions to Common Stockholders:
Dividends from net investment income	(.44)	(.58)	(.64)	(.64)	(.64)
Net asset value, end of period	12.06	11.70	13.86	14.41	15.06
Market value, end of period	10.33	10.97	13.17	13.95	14.18
Market Price Total Return (%)	(1.82)	(12.41)	(1.33)	3.15	17.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.53	2.60	1.68	1.87	2.12
Ratio of net expenses to average net assets	3.52	2.60	1.68	1.87	2.12
Ratio of interest and expense related to inverse floater notes issued, RVMTPS and VMTPS interest expense and fees to average net assets	2.36	1.45	.55	.69	1.05
Ratio of net investment income to average net assets	3.58	4.29	4.32	4.72	4.43
Portfolio Turnover Rate	34.36	24.75	11.33	17.56	22.94
Asset coverage of RVMTPS and VMTPS, end of period	396	387	440	453	469
Net Assets, Applicable to Common Stockholders, end of period ($ x 1,000)	221,945	215,286	255,086	264,941	276,836
RVMTPS and VMTPS outstanding, end of period ($ x 1,000)	75,000	75,000	75,000	75,000	75,000
Floating Rate Notes outstanding, end of period ($ x 1,000)	24,895	38,130	48,640	59,890	59,845

a Based on average common shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Municipal Bond Infrastructure Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified closed-end management investment company. The fund’s investment objective is to seek to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America, LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser. The fund’s common stock (“Common Stock”) trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DMB.

The fund has outstanding 750 shares of Remarketable Variable Rate MuniFund Term Preferred Shares (“RVMTPS”). The fund is subject to certain restrictions relating to the RVMTPS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to shareholders of Common Stock (“Common Stockholders”) or repurchasing shares of Common Stock and/or could trigger the mandatory redemption of RVMTPS at their liquidation value (i.e., $100,000 per share). Thus, redemptions of RVMTPS may be deemed to be outside of the control of the fund.

The RVMTPS have a mandatory redemption date of October 16, 2049, and are subject to mandatory tender upon each 42 month anniversary of October 16, 2020, the effective date of their refinancing, or upon the end of a Special Terms Period (as defined in the fund’s articles supplementary) (each an Early Term Redemption Date (as defined in the fund’s articles supplementary)), subject to the option of the holders to retain the RVMTPS. On October 16, 2023, the RVMTPS were successfully remarketed during their first Early Term Redemption Date, and the RVMTPS were extended through the 42 month anniversary of October 16, 2023. RVMTPS that are neither retained by the holder nor successfully remarketed by the Early Term Redemption Date will be redeemed by the fund. The fund is subject to a Tender and Paying Agent Agreement with BNY Mellon, with respect to the RVMTPS.

The holders of RVMTPS, voting as a separate class, have the right to elect at least two directors. The holders of RVMTPS will vote as a separate class on certain other matters, as required by law. The fund’s Board of Directors

(the “Board”) has designated Nathan Leventhal and Benaree Pratt Wiley as directors to be elected by the holders of  RVMTPS.

Dividends on RVMTPS are normally declared daily and paid monthly. The Dividend Rate on the RVMTPS is, except as otherwise provided, equal to the rate per annum that results from the sum of (1) the Index Rate plus (2) the Applicable Spread as determined for the RVMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period plus (3) the Failed Remarketing Spread (all defined terms as defined in the fund’s articles supplementary).

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of February 29, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	317,887,422	-	317,887,422
Liabilities ($)
Other Financial Instruments:
Inverse Floater Notes††	-	(24,895,000)	-	(24,895,000)
RVMTPS††	-	(75,000,000)	-	(75,000,000)

† See Statement of Investments for additional detailed categorizations, if any.

†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic

NOTES TO FINANCIAL STATEMENTS (continued)

conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally.

Additional Information section within this report provides more details about the fund’s principal risk factors.

(d) Dividends and distributions to Common Stockholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Common Stockholders will have their distributions reinvested in additional shares of the fund, unless such Common Stockholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent for the fund’s Common Stock, will buy fund shares in the open market and reinvest those shares accordingly.

On February 2, 2024, the Board declared a cash dividend of $.030 per share from net investment income, payable on March 1, 2024, to Common Stockholders of record as of the close of business on February 20, 2024. The ex-dividend date was February 16, 2024.

(e) Dividends to stockholders of RVMTPS: Dividends on RVMTPS are normally declared daily and paid monthly. The Dividend Rate on the RVMTPS is, except as otherwise provided, equal to the rate per annum that results from the sum of (1) the Index Rate plus (2) the Applicable Spread as determined for the RVMTPS on the Rate Determination Date immediately preceding such Subsequent Rate Period plus (3) the Failed Remarketing Spread. The Applicable Rate of the RVMTPS was equal to the sum of 1.30% per annum plus the Securities Industry and Financial Markets Association Municipal Swap Index rate of 3.30% on February 29, 2024. The dividend rate as of February 29, 2024 for the RVMTPS was 4.60% (all defined terms as defined in the fund’s articles supplementary).

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 29, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 29, 2024, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended February 29, 2024 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At February 29, 2024, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income of $866,762, accumulated capital losses of $41,970,171 and unrealized appreciation of $1,081,228.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to February 29, 2024. The fund has $34,193,114 of short-term capital losses and $7,777,057 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended February 29, 2024 and February 28, 2023 were as follows: tax-exempt income of $8,098,628 and $10,747,044, respectively.

(g) RVMTPS: The fund’s RVMTPS aggregate liquidation preference is shown as a liability since they have a stated mandatory redemption date of October 16, 2049. Dividends paid on RVMTPS are treated as interest expense and recorded on the accrual basis. Costs directly related to the issuance of the RVMTPS are considered debt issuance costs which has been fully amortized into the expense over the life of the RVMTPS.

During the period ended February 29, 2024, total fees pursuant to RVMTPS amounted to $3,573,390 inclusive of $3,480,492 of interest expense and $92,898 of amortized deferred cost fees. These fees are included in RVMTPS interest expense and fees in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

The average amount of borrowings outstanding for the RVMTPS from March 1, 2023 through February 29, 2024 was approximately $75,000,000, with a related weighted average annualized interest rate of 4.64%.

NOTE 2—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .65% of the value of the fund’s daily total assets, including any assets attributable to effective leverage, minus certain defined accrued liabilities (the “Managed Assets”) and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at the annual rate of .27% of the value of the fund’s average daily Managed Assets.

(b) The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended February 29, 2024, the fund was charged $5,996 pursuant to the custody agreement. These fees were offset by the Custodian from an earnings credit of $5,996.

The fund compensates The Bank of New York Mellon under a Tender and Paying Agent Agreement for providing certain transfer agency and payment services with respect to the RVMTPS. During the period ended February 29, 2024, the fund was charged $7,950 for the services provided by the Tender and Paying Agent.

During the period ended February 29, 2024, the fund was charged $10,725 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $165,484, Custodian fees of $2,000, Tender and Paying Agent fees of $4,638 and Chief Compliance Officer fees of $1,262.

During the year ended February 29, 2024, the fund received $2,087 related to short-swing profits pursuant to Section 16(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This amount is included in interest income in the Statement of Operations.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended February 29, 2024, amounted to $98,269,782 and $98,626,944, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion

NOTES TO FINANCIAL STATEMENTS (continued)

of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended February 29, 2024 was approximately $36,533,292, with a related weighted average annualized interest rate of 4.08%.

At February 29, 2024, the cost of investments for federal income tax purposes was $291,911,194; accordingly, accumulated net unrealized appreciation on investments was $1,081,228, consisting of $10,389,874 gross unrealized appreciation and $9,308,646 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Municipal Bond Infrastructure Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Municipal Bond Infrastructure Fund, Inc. (the “Fund”), including the statement of investments, as of February 29, 2024, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at February 29, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
April 22, 2024

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan

The fund’s Dividend Reinvestment Plan (the “Plan”) is commonly referred to as an “opt-out” plan. Each Common Stockholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by Computershare Inc. as agent (the “Plan Agent”). Common Stockholders who elect not to participate in the Plan will receive all distributions in cash, which will be paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Common Stockholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. The Plan Agent serves as agent for the Common Stockholders in administering the Plan. After the fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the Stockholders, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued Common Shares of the fund on behalf of the participants. The Plan Agent will receive cash from the fund with which to buy Common Shares in the open market if, on the distribution payment date, the net asset value per share exceeds the market price per Common Share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the fund if, on the payment date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or (ii) 95% of the closing market price per Common Share on the payment date.

Participants in the Plan may withdraw from the Plan at any time upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. When a participant withdraws from the Plan or the Plan is terminated, such participant will receive whole Common Shares in his or her account under the Plan and will receive a cash payment for any fraction of a Common Share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her Common Shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share in brokerage commissions.

In the case of Stockholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common

Shares certified from time to time by the record Stockholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are participants in the Plan.

The Plan Agent’s fees for the handling of reinvestment of dividends and other distributions will be paid by the fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions. Purchases and/or sales are usually made through a broker affiliated with the Plan Agent.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to all Stockholders of the fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all Stockholders of the fund. All correspondence concerning the Plan should be directed to the Plan Agent by calling 1-855-866-0953, or writing P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4442.

The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See “Tax Matters.”

Level Distribution Policy

The fund’s dividend policy is to distribute substantially all of its net investment income to its Stockholders on a monthly basis. In order to provide Stockholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out more or less than the entire amount of net investment income earned in any particular month and may at times in any month pay out any accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month. The fund’s current accumulated but undistributed net investment income, if any, is disclosed within Note 1(f) of this report, which comprises part of the Financial Information included in this report.

Investment Objective and Principal Investment Strategies

Investment Objective. The fund’s investment objective is to seek to provide as high a level of current income exempt from regular federal income tax as is consistent with the preservation of capital. The fund’s

ADDITIONAL INFORMATION (Unaudited) (continued)

investment objective is fundamental and may not be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the fund’s outstanding voting securities. There is no assurance the fund will achieve its investment objective.

Principal Investment Strategies. The fund seeks to achieve its investment objective by investing in municipal bonds that the Sub-Adviser has identified as financing the development, support or improvement of infrastructure in the United States, its territories and possessions (such as Puerto Rico and Guam). Under normal circumstances, the fund will invest at least 80% of its Managed Assets in municipal bonds issued to finance infrastructure sectors and projects in the United States. Infrastructure sectors and projects include transportation (e.g., roads, tunnels and bridges, airports, seaports, railways and mass transit systems), energy and utilities (e.g., natural gas transmission and distribution, power plants, water treatment and distribution centers, wastewater treatment facilities, oil and gas pipelines), social infrastructure (e.g., schools, healthcare facilities, public facilities, convention centers), water and environment (e.g., drinking water, wastewater, solid waste, flood control, coastal management), and other similar public sectors and projects that support or facilitate the development or improvement of economic, health, and cultural and social standards in the United States.

The fund may not change its investment policy to invest at least 80% of its Managed Assets in municipal bonds without the approval of the holders of a “majority of the outstanding” Common Stock and preferred stock (if any) voting together as a single class, and of the holders of a “majority of the outstanding” preferred stock (if any) voting as a separate class. Upon 60 days’ prior written notice to Common Stockholders (and holders of preferred stock, if any), however, the fund may change its investment policy to permit it to invest less than 80% of its Managed Assets in municipal bonds issued to finance infrastructure sectors and projects in the United States. When used with respect to the fund as a whole or particular shares of the fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

The fund will invest 25% or more of its Managed Assets in infrastructure sectors or projects and, from time to time, the fund may have 25% or more of its Managed Assets invested in any one of the infrastructure sectors or invested across similar projects described herein. The Sub-Adviser retains broad discretion to allocate the fund’s investments across various infrastructure sectors and projects.

In addition, under normal circumstances, the fund:

• will invest at least 50% of its Managed Assets in municipal bonds that, at the time of investment, are rated investment grade (i.e., BBB- or Baa3 or higher) by at least one of the NRSROs (as defined below) that rate such securities, or, if unrated, determined to be of comparable quality by the Sub-Adviser;

• may invest up to 50% of its Managed Assets in municipal bonds that are rated below investment grade or are the unrated equivalent as determined by the Sub-Adviser at the time of investment. Municipal bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to an obligor’s capacity to pay interest and repay principal (commonly referred to as “high yield” or “junk” bonds);

• will not invest more than 10% of its Managed Assets in municipal bonds that are rated below B-/B3 by an NRSRO or are the unrated equivalent as determined by the Sub-Adviser at the time of investment. The fund may invest in municipal bonds that, at the time of investment, are distressed, but will not invest in municipal bonds that, at the time of investment, are in default or involved in bankruptcy or insolvency proceedings;

• may invest up to 30% of its Managed Assets in municipal bonds the income from which is subject to the federal alternative minimum tax applicable to individuals; and

• will invest no more than 25% of its Managed Assets in securities and other instruments that, at the time of investment, are illiquid.

“NRSRO” means (a) each of Fitch Ratings, Inc., Moody’s Investors Service, Inc. and S&P Global Ratings, so long as such entity is a nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act and (b) any other nationally recognized statistical rating organization within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the Act) of the fund.

The fund seeks to maintain a levered effective duration of up to 14 years, which takes into account the effects of the fund’s use of effective leverage and optional call provisions of the municipal bonds in the fund’s portfolio. In the event that the fund does not engage in leverage to a material degree, the fund will seek to maintain an effective duration of up to 10 years, accounting for the effect of optional call provisions of the municipal bonds in the fund’s portfolio.

The fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps) and

ADDITIONAL INFORMATION (Unaudited) (continued)

options, including options on financial futures and options on swap contracts. The Sub-Adviser may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy. These types of strategies may generate taxable income.

The fund may employ leverage to enhance its potential for achieving its investment objective. The fund may employ leverage by issuing preferred stock, such as the RVMTP shares, or debt securities, or by borrowing funds from banks or other financial institutions, including through the use of municipal tender option bond programs (i.e., “structural leverage”). The fund, subject to the restrictions imposed by the fund’s organizational documents and the terms of the RVMTP shares, also may employ leverage by using certain portfolio techniques that have the economic effect of leverage, such as through the use of derivative instruments or reverse repurchase agreements, or by engaging in when-issued, delayed delivery or forward commitment transactions (i.e., “portfolio leverage”). The fund generally expects to employ effective leverage through a combination of preferred stock and residual interest municipal tender option bonds.

“Effective leverage” is the combination of the amount of any structural leverage and any portfolio leverage used by the fund. The fund anticipates that its effective leverage, including the allocation between structural and portfolio leverage, will vary from time to time, based upon changes in market conditions and variations in the value of its portfolio holdings. Under current market conditions, the fund intends to utilize effective leverage in an amount up to 35% of its Managed Assets. However, the fund reserves the right to utilize effective leverage in an amount up to 45% of its Managed Assets. The fund’s organizational documents and the terms of the RVMTP shares, however, may impose requirements on the fund with respect to its asset coverage or portfolio composition that would be more stringent than those imposed on the fund by the Act and might limit the ability of the fund to utilize effective leverage in a manner and in the amounts permitted by its investment policies.

The fund also may borrow for temporary, emergency or other purposes as permitted by the Act. The use of leverage involves increased risk, including increased variability of the fund’s net income, distributions and net asset value in relation to market changes. The fund’s leverage strategy may not work as planned or achieve its goal.

Principal Risk Factors

An investment in the fund involves special risk considerations, which are described below. The fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a vehicle for short-term trading purposes. An investment in the fund’s

Common Stock may be speculative and it involves a high degree of risk. The fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the fund will achieve its investment objective. Different risks may be more significant at different times depending on market conditions. Your Common Stock at any point in time may be worth less than your original investment.

Municipal Bonds Risk. Investing in municipal bonds involves certain risks. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. The yields on and market prices of municipal bonds are dependent on a variety of factors.

Changes in economic, business or political conditions relating to a particular municipality or state in which the fund invests may have an effect on the fund’s net asset value. The secondary market for certain municipal bonds, particularly below investment grade municipal bonds, tends to be less well-developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell its portfolio securities at attractive prices. The ability of issuers of municipal bonds to make timely payments of interest and repayments of principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the fund could experience delays in collecting principal and interest and the fund may not be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the fund may take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the fund’s operating expenses. Any income derived from the fund’s ownership or operation of such assets may not be tax-exempt. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the securities of similar infrastructure projects, industrial development bonds, or in particular types of municipal bonds (such as revenue bonds, general obligation bonds or private activity bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the securities’ creditworthiness and value.

ADDITIONAL INFORMATION (Unaudited) (continued)

The fund may invest in municipal leases and certificates of participation in such leases that involve special risks because the issuers of those securities may not be obligated to appropriate money annually to make payments. Leases and installment purchase or conditional sale contracts have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.

Below Investment Grade Municipal Bonds Risk. Because the fund may invest a significant portion of its portfolio in below investment grade municipal bonds, its portfolio is subject to heightened credit risk. Below investment grade municipal bonds (commonly referred to as “high yield” or “junk” bonds) involve substantial risk of loss and are considered predominantly speculative with respect to the issuer’s or obligor’s ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield municipal bonds tend to be very volatile, and those bonds are less liquid than investment grade municipal bonds.

Because there is no established retail secondary market for many of these bonds, it may be anticipated that such bonds could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher-rated municipal bonds. The lack of a liquid secondary market may have an adverse impact on market price and yield and the fund’s ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain bonds also may make it more difficult for the fund to obtain accurate market quotations for purposes of valuing the fund’s portfolio and calculating its net asset value. In such cases, the Sub-Adviser’s judgment may play a greater role in valuation because less reliable, objective data may be available.

For these reasons, an investment in the fund is subject to the following specific risks: (i) increased price sensitivity to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse issuer or obligor specific events are more likely to render the issuer or obligor unable to make interest and/or principal payments; and (iv) if a negative perception of the high yield market develops, the price and liquidity of high yield bonds may be depressed, which may last for a significant period of time. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal and interest payments than of an investment grade issuer.

Distressed municipal bonds are speculative and involve substantial risks in addition to the risks of investing in below investment grade municipal bonds. The fund will generally not receive interest payments on the distressed municipal bonds it holds and may incur costs to protect its investment. In addition, distressed municipal bonds involve the substantial risk that principal will not be repaid. It may be more difficult to value such bonds and the spread between the bid and asked prices of such securities may be greater than expected. Distressed municipal bonds and any bonds or other securities received in an exchange for such distressed municipal bonds may be subject to restrictions on resale.

Infrastructure Investments Risk. Infrastructure sectors and projects may be subject to a variety of factors that may adversely affect their development, including: (i) high amounts of leverage and high interest costs in connection with capital construction and improvement programs; (ii) difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; (iii) inexperience with and potential losses resulting from the deregulation of a particular industry or sector; (iv) costs associated with compliance with and changes in environmental and other regulations; (v) regulation by various government authorities, including government regulation of rates charged to customers; (vi) the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; (vii) susceptibility to terrorist attacks; (viii) surplus capacity; (ix) increased competition; (x) technological innovations that may render existing plants, equipment or products obsolete; and (xi) general changes in market sentiment towards infrastructure assets.

Credit Risk. Credit risk is the risk that one or more municipal bonds in the fund’s portfolio will decline in price, or the issuer or obligor thereof will fail to pay interest or repay principal when due, because the issuer or obligor experiences a decline or there is a perception of a decline in its financial status. Below investment grade municipal bonds involve greater credit risk than investment grade municipal bonds.

The two principal classifications of municipal bonds are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the fund should any of the related facilities experience financial difficulties.

Interest Rate Risk. Prices of municipal obligations and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a

ADDITIONAL INFORMATION (Unaudited) (continued)

rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund’s investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed-income securities generally rise. However, when interest rates fall, the fund’s investments in new securities may be at lower yields and may reduce the fund’s income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance.

Because the values of lower-rated and comparable unrated municipal bonds are affected both by credit risk and interest rate risk, the price movements of such lower grade municipal bonds in response to changes in interest rates typically have not been highly correlated to the fluctuations of the prices of investment grade municipal bonds in response to changes in market interest rates.

The fund’s use of leverage may increase its interest rate risk. The fund may use certain strategies to seek to reduce the interest rate sensitivity of the fund’s portfolio and decrease its exposure to interest rate risk. However, there is no assurance that the fund will do so or that such strategies will be successful.

Call Risk. Some municipal bonds give the issuer the option to “call,” or prepay, the securities before their maturity date. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will call their bonds. If a call were exercised by the issuer of a bond held by the fund during a period of declining interest rates, the fund is likely to replace such called bond with a lower yielding bond. If that were to happen, it could decrease the fund’s distributions and possibly could affect the market price of the Common Stock. Similar risks exist when the fund invests the proceeds from matured, traded or prepaid bonds at market interest rates that are below the fund’s current earnings rate. A decline in income could affect the market price or overall return of the Common Stock. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

Liquidity Risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal bonds at attractive prices. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s net asset value may fall dramatically, even during periods of declining interest rates. Trading opportunities are more limited for municipal bonds that have not received any credit ratings, have received ratings below investment grade or are not widely held. There are fewer dealers in the market for high yield municipal bonds than investment grade municipal bonds. The prices quoted by different dealers may vary significantly, and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield municipal bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid.

Floating Rate Securities Risk. The fund may invest in floating rate securities. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floating rate security resets periodically, typically every six months. Because of the interest rate reset feature, floating rate securities provide the fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well.

The fund also may invest in inverse floating rate securities. The interest rate on an inverse floating rate security resets in the opposite direction from the market rate of interest to which the security is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Investing in these types of securities involves the use of effective leverage, which may magnify the fund’s gains or losses.

Residual Interest Bonds Risk. An investment in a residual interest bond sold as part of a municipal tender option bond program typically will involve greater risk than an investment in a fixed rate municipal bond. Distributions on residual interest bonds, similar to other types of inverse floating rate securities, will bear an inverse relationship to short-term municipal bond interest rates. Distributions on residual interest bonds paid

ADDITIONAL INFORMATION (Unaudited) (continued)

to the fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The greater the amount of short-term floating rate notes sold relative to the residual interest bond, the more volatile the distributions on the residual interest bond will be. The value of a residual interest bond also is generally more volatile than that of a fixed rate municipal bond. In addition, the market for these residual interest bonds may not be liquid, which increases the volatility of these bonds and means that the fund may not be able to sell them when it desires to do so. Investing in residual interest bonds involves the use of economic leverage which may magnify the fund’s gains or losses. If the fund invests in highly leveraged residual interest bonds, the fund may lose money in excess of the amount of its investment, up to an amount equal to the value of the municipal bonds underlying the residual interest bonds owned by the fund.

Insurance Risk. The fund may purchase municipal bonds that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those bonds. Certain significant providers of insurance for municipal bonds recently have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal bond will typically be deemed to have the rating of its insurer, if the insurer of a municipal bond suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal bond will be more relevant and the value of the municipal bond would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal bond would decline and may not add any value. The insurance feature of a municipal bond does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the Common Stock represented by such insured obligation.

When-Issued, Delayed Delivery and Forward Commitment Transactions Risk. When purchasing a security on a forward commitment basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Because the fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the fund’s other investments. Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the fund to risks because they may experience such fluctuations prior to their actual delivery.

Leverage Risk. The fund expects to employ primarily structural leverage through a combination of preferred stock (e.g., the RVMTP shares) and by investing in residual interest bonds that will constitute borrowings for purposes of the Act. The fund is authorized to utilize structural leverage through other forms of borrowings or the issuance of debt securities. The fund also may employ portfolio leverage by using certain portfolio techniques that have the economic effect of leverage, such as through the use of derivative instruments or reverse repurchase agreements, or by engaging in when-issued, delayed delivery or forward commitment transactions. There is no assurance that the fund’s leveraging strategies will be successful.

Derivatives Transactions Risk. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund’s performance. If the fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the fund’s return or result in a loss. The fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the fund’s other investments, or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Although the fund intends to purchase or sell futures contracts or options only if there is an active market for such contracts or options, no assurance can be given that a liquid market will exist for any particular contract or option at any particular time. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. Additionally, some derivatives the fund may use may involve economic leverage, which may increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives, such as futures contracts and certain options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing

ADDITIONAL INFORMATION (Unaudited) (continued)

agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives, including some options and most swap agreements (e.g., credit default swaps), and, therefore, there is a risk the counterparty will default. Accordingly, the Sub-Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. In addition, mandatory margin requirements have been imposed on over-the-counter derivative instruments, which will add to the costs of such transactions.

Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable.

The SEC adopted Rule 18f-4 under the Act which regulates the use of derivatives for certain funds registered under the Act. The fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of the fund's net assets, and is subject to certain reporting requirements.

Market Risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds, such as the fund, frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. The fund cannot predict whether its Common Stock will trade at, above or below net asset value.

Management Risk. The fund is subject to management risk because the Sub-Adviser actively manages the fund. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results.

Cybersecurity Risk. The fund and its service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser or other service providers, as well as financial intermediaries, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the fund’s ability to calculate its net asset value; impediments to trading for the fund’s portfolio; the inability of Common Stockholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business

ADDITIONAL INFORMATION (Unaudited) (continued)

continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Given the risks described above, an investment in Common Stock may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the fund.

Recent Changes & Supplemental Information

During the period ended February 29, 2024, there were: (i) no material changes in the fund’s investment objectives or policies that have not been approved by Stockholders, (ii) no changes in the fund’s charter or by-laws that would delay or prevent a change of control of the fund that have not been approved by Stockholders, (iii) no material changes to the principal risk factors associated with investment in the fund, and (iv) no change in the persons primarily responsible for the day-to-day management of the fund’s portfolio.

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from net investment income during its fiscal year ended February 29, 2024 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2024 calendar year on Form 1099-DIV, which will be mailed in early 2025.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (2013)

Current term expires in 2026

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Francine J. Bovich (72)

Board Member (2015)

Current term expires in 2024

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 69

———————

J. Charles Cardona (68)

Board Member (2014)

Current term expires in 2025

Principal Occupation During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Trustee (2020-Present)

• BNY Mellon Liquidity Funds, Director (2004-Present) and Chairman (2019-2021)

No. of Portfolios for which Board Member Serves: 35

———————

Andrew J. Donohue (73)

Board Member (2019)

Current term expires in 2026

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 40

———————

Isabel P. Dunst (77)

Board Member (2014)

Current term expires in 2026

Principal Occupation During Past 5 Years:

• Hogan Lovells LLP, a law firm, Retired (2019-Present); Senior Counsel (2018-2019); Of Counsel (2015-2018)

• Hebrew Union College Jewish Institute of Religion, Member of the Board of Governors (2015-Present)

• Bend the ARC, a civil rights organization, Board Member (2016-December 2021)

No. of Portfolios for which Board Member Serves: 22

———————

Nathan Leventhal (81)

Board Member (2013)

Current term expires in 2025

Principal Occupation During Past 5 Years:

• Lincoln Center for the Performing Arts, President Emeritus (2001-Present)

• Palm Beach Opera, President (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 29

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (60)

Board Member (2014)

Current term expires in 2025

Principal Occupation During Past 5 Years:

• Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014-March 2020); Board Member (2013-March 2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

• HPS Corporate Capital Solutions Fund, a close-end management investment company regulated as a business development company, Trustee, (December 2023-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Roslyn M. Watson (74)

Board Member (2014)

Current term expires in 2024

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company. Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 40

———————

Benaree Pratt Wiley (77)

Board Member (2013)

Current term expires in 2026

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-December 2020)

No. of Portfolios for which Board Member Serves: 57

———————

Tamara Belinfanti (48)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• New York Law School, Lester Martin Professor of Law (2009-Present)

No. of Portfolios for which Advisory Board Member Serves: 22

———————

Gordon J. Davis (82)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 39

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 99 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since December 2012.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2012.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; and Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 99 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 99 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2012.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since December 2012.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2012.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 104 portfolios) managed by the Adviser. He is 66 years old.

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OFFICERS AND DIRECTORS
BNY Mellon Municipal Bond Infrastructure Fund, Inc.

240 Greenwich Street
New York, NY 10286

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Assistant Treasurers (continued)
Francine J. Bovich	Robert Salviolo
J. Charles Cardona	Robert Svagna
Andrew J. Donohue	Chief Compliance Officer
Isabel P. Dunst	Joseph W. Connolly
Nathan Leventhal†	Portfolio Managers
Robin A. Melvin	Jeffrey Burger
Roslyn M. Watson	Thomas C. Casey
Benaree Pratt Wiley†	Daniel A. Rabasco
Gordon J. Davis††
Tamara Belinfanti††	Adviser
† Elected by holders of RVMTPS	BNY Mellon Investment Adviser, Inc.
†† Advisory Board Member	Sub-Adviser
Officers	Insight North America LLC
President	Custodian
David DiPetrillo	The Bank of New York Mellon
Chief Legal Officer	Counsel
Peter M. Sullivan	Proskauer Rose LLP
Vice President and Secretary	Transfer Agent,
James Bitetto	Dividend Disbursing Agent
Vice Presidents and Assistant Secretaries	and Registrar
Deirdre Cunnane	Computershare Inc.
Sarah S. Kelleher	(Common Stock)
Jeff Prusnofsky	The Bank of New York Mellon
Amanda Quinn	(RVMTP Shares)
Joanee Skerrett	Stock Exchange Listing
Natalya Zelensky	NYSE Symbol: DMB
Treasurer	Initial SEC Effective Date
James Windels	4/26/13
Vice Presidents
Daniel Goldstein
Joseph Martella
Assistant Treasurers
Gavin C. Reilly

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading
“Closed-End Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Registrar (Common Stock)

Computershare Inc.

480 Washington Boulevard

Jersey City, NJ 07310

Dividend Disbursing Agent (Common Stock)

Computershare Inc.

P.O. Box 30170

College Station, TX 77842

Ticker Symbol:	DMB

For more information about the fund, visit https://im.bnymellon.com/closed-end-funds. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

The fund posts regularly certain information at https://im.bnymellon.com/closed-end-funds, including certain asset coverage and leverage ratios (within 5 business days of the last day of each month) and a fact sheet containing certain statistical information (within 15 business days of the last day of each month).

0805AR0224

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that J. Charles Cardona, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). J. Charles Cardona is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $38,168 in 2023 and $38,931 in 2024.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,188 in 2023 and $9,820 in 2024. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2023 and $0 in 2024.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,342 in 2023 and $3,342 in 2024. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $8,158 in 2023 and $8,503 in 2024.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,624 in 2023 and $0 in 2024. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2023 and $0 in 2024.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,830,036 in 2023 and $1,858,269 in 2024.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

During the reporting period, the Registrant had a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of the following members: Francine J. Bovich, Charles Cardona, Joseph S. DiMartino, Andrew J. Donahue, Isabel P. Dunst, Nathan Leventhal, Robin A. Melvin , Roslyn L. Watson and Benaree Pratt Wiley.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES

The board of the Fund has adopted the following procedures with respect to proxy voting by the Fund.

Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures

The board has delegated the authority to vote proxies of companies held in the Fund's portfolio to Insight North America, LLC ("INA" or the "Sub-Adviser"), the fund's sub-adviser. In addition, the board has adopted proxy voting procedures pursuant to which proxies of companies held in the Fund's portfolio will be voted. The proxy voting policies and procedures adopted for the fund are those of the Sub-Adviser, as described below.

Proxy Voting Operations

The Fund has engaged ISS as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting. The Fund in the BNY Mellon Family of Funds bears an equal share of ISS's fees in connection with the proxy voting and related services that ISS provides in respect to the funds.

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when the Fund owns shares of another registered investment company (an "Acquired Fund"), the Fund may be required by the 1940 Act or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other shareholders of such Acquired Fund.

Policies and Procedures; Oversight

The Fund's Chief Compliance Officer is responsible for confirming that the Sub-Adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Fund's proxies are voted in the best interests of the Fund. In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the Fund is monitored to ensure compliance with the Sub-Adviser's procedures, as applicable, such as by sampling votes cast for the Fund, including routine proposals as well as those that require more analysis, to determine whether they complied with the Sub-Adviser's Proxy Voting Procedures.

Review of Proxy Voting

BNYM Investment Adviser reports annually to the Board on the Funds' proxy voting, including information regarding: (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.

Availability of Fund Proxy Voting Records

Pursuant to Rule 30b1-4 under the 1940 Act, the Fund is required to file its complete proxy voting record with the SEC on Form N-PX not later than August 31st of each year for the most recent twelve-month period ended June 30th. In addition, this information is available, by August 31st of each year, at www.im.bnymellon.com. The Fund has delegated the responsibility for gathering this information, filing

Form N-PX and posting voting information to the website to BNYM Investment Adviser, with the assistance of ISS.

SUMMARY OF INSIGHT'S PROXY VOTING POLICY AND PROCEDURES

1. Introduction

Insight seeks to actively exercise its rights and responsibilities in regard to proxy voting on behalf of Clients and is an essential part of maximizing shareholder value, ensuring good governance and delivering investment performance aligned with our Clients' long-term economic interests.

The Insight Proxy Voting Policy ("Policy") sets out the arrangements employed by Insight Investment Management (Global) Limited, Insight Investment Management (Europe) Limited, Insight North America LLC and Insight Investment International Limited (collectively "Insight").

2. Policy Statement

Insight is committed to supporting good governance practices and also voting all our proxies where it is deemed appropriate and responsible to do so for the relevant asset class. In such cases, Insight's objective is to vote proxies in the best interests of its Clients.

3. Scope

This Policy applies to financial instruments with voting rights where Insight has discretionary voting authority. Alternatively where a Client retains control over the voting decision, Insight will only lodge votes in instances where the client agreement hands responsibility to Insight to cast the votes on their behalf.

4. Proxy Voting Process

Insight's proxy voting activity adheres to best-practice standards and is a component of Insight's Stewardship and Responsible Investment Policies. In implementing its Proxy Voting Policy, Insight will take into account a number of factors used to provide a framework for voting each proxy. These include:

Leadership: Every company should be led by an effective board whose approach is consistent with creating sustainable long-term growth.

•       Strategy: Company leadership should define a clear purpose and set long term objectives for delivering value to shareholders.

•       Culture: The board should promote a diverse and inclusive culture which strongly aligns to the values of the company. It should seek to monitor culture and ensure that it is regularly engaging with its workforce.

•       Engagement with Shareholders: The board and senior management should be transparent and engaged with existing shareholders. The board should have a clear understanding of the views of shareholders. The board should seek to minimize unnecessary dilution of equity and preserve the rights of existing shareholders.

•       Sustainability: The board should aim to take account of environmental, social and governance risks and opportunities when setting strategy and in their company monitoring role.

Structure: The board should have clear division of responsibilities.

•       The Chair: The Independent Chair, or Lead Independent Director, of the board should demonstrate objective judgment and promote transparency and facilitate constructive debate to promote overall effectiveness.

•       The Board: There should be an appropriate balance of executive and non-executive directors. Non-executive directors should be evaluated for independence. No one individual should have unfettered decision-making powers. There should be a clear division of responsibilities, between the independent board members and the executive leadership of the company.

•       Resources: The board should ensure it has sufficient governance policies, influence and resources to function effectively. Non-executive directors should have sufficient time to fulfil their obligations to the company as directors.

Effectiveness: The board should seek to build strong institutional knowledge to ensure long term efficient and sustainable operations.

•       Appointment: There should be a formal appointment process, which ensures that the most qualified individuals are selected for the board. This process should be irrespective of bias to ensure appropriate diversity of the board.

•       Knowledge: The board should be comprised of those with the knowledge, skills and experience to effectively discharge their duties. The board should have sufficient independence to serve as an effective check on company management and ensure the best outcomes for shareholders.

•       Evaluation: The board should be evaluated for effectiveness on a regular basis. Board member's contributions should be considered individually.

Independence: The board should present a fair and balanced view of the company's position and prospects.

•       Integrity: The board should ensure that all reports produced accurately reflect the financial position, prospects and risks relevant to the company. The board should ensure the independence and effectiveness of internal and external audit functions.

•       Audit: The board should ensure that clear, uncontentious accounts are produced. These should conform to the relevant best accountancy practices and accurately represent the financial position of the company. Deviations from standard accounting practices should be clearly documented with a corresponding rationale.

•       Risk: The board should ensure the company has sound risk management and internal control systems. There should be a regular assessment and communication of the company's emerging and principal risks.

Remuneration: Levels of remuneration should be sufficient to attract, retain and motivate talent of the quality required to run the company successfully.

•       Goal Based: The board should base remuneration on goal-based, qualitative, discretionary cash incentives. Remuneration should consider underlying industry and macroeconomic conditions and not be structured in a tax oriented manner.

•       Transparent: Remuneration arrangements should be transparent and should avoid complexity.

•       Sustainable: Remuneration should not be excessively share based and should be accurately represented and controlled as an operational cost. The remuneration of executives should promote long term focus and respect the interests of existing shareholders.

The relevant factors are used by Insight to develop Voting Guidelines enabling a consistent approach to proxy voting, which are reviewed annually by the Proxy Voting Group ("PVG") – (see section 6).

Voting activity is most usually performed by the Chair of the PVG, a senior portfolio manager with no day to day investment discretion. This creates an independent governance structure for voting, helping to mitigate actual and potential conflicts of interest (see section 5).

The Chair of the PVG can seek support from portfolio managers, who have active discretion over the securities, to provide additional input into the voting decision such as company background. However the vote will be cast by the Chair of the PVG or their delegate. Insight seeks to vote on all holdings with associated voting rights in one of three ways: in support of, against, or in abstention. If the chair is unable to cast a vote, the decision will be cast by the deputy chair. Insight uses a Voting Agent to assist in the analysis and administration of the vote (see section 4.1). The rationale for voting for, against, or abstaining is retained on a case-by-case basis as appropriate and reviewed by the PVG on a regular basis.

4.1 Voting Agent

To assist Insight professionals with implementing its proxy voting strategy, Insight retains the services of an independent proxy voting service, namely Minerva ("Voting Agent"). The Voting Agent's responsibilities include, but are not limited to, monitoring company meeting agendas and items to be voted on, reviewing each vote against Insight's Voting Guidelines and providing a voting analysis based upon the Voting Guidelines. The Voting Agent also identifies resolutions that require specific shareholder judgement – often relating to corporate transactions or shareholder resolutions. This enables Insight to review situations where the Voting Guidelines require additional consideration or assist in the identification of potential conflicts of interest impacting the proxy vote decision. The Chair of the PVG will review for contentious resolutions, and in the event of one will determine if an actual or potential conflict exists in which case the resolution will be escalated to the PVG voting committee (see section 5.1).

Voting decisions are communicated by Insight to the Voting Agent and submitted to shareholder meetings through a specific proxy.

On a monthly basis the Voting Agent provides reports on voting activity to Insight. Voting data is available to Clients upon request and is posted on its website (see section 7). Insight conducts an annual due diligence to review the Voting Guidelines and the Voting Agent's related services.

5. Conflicts of Interest

Effective stewardship requires protecting our Clients against any potential conflicts of interest and managing them with appropriate governance. To comply with applicable legal and regulatory requirements, Insight believes managing perceived conflicts is as important as managing actual conflicts.

In the course of normal business, Insight and its personnel may encounter situations where it faces a conflict of interest or a conflict of interest could be perceived. A conflict of interest occurs whenever the interests of Insight or its personnel could diverge from those of a Client or when Insight or its personnel could have obligations to more than one party whose interests are different to each other or those of Insight's Clients.

In identifying a potential conflict situation, as a minimum, consideration will be made as to whether Insight, or a member of staff, is likely to:

•       make a financial gain or avoid a financial loss at the expense of the Client

•       present material differences in the thoughts of two PM's who own the same security

•       benefit if it puts the interest of one Client over the interests of another Client

•       gain an interest from a service provided to, or transaction carried out on behalf of a Client which may not be in, or which may be different from, the Client's interest

•       obtain a higher than usual benefit from a third party in relation to a service provided to the Client

•       receive an inducement in relation to a service provided to the Client, in the form of monies, goods or services other than standard commission or fee for that service or have a personal interest that could be seen to conflict with their duties at Insight

•       create a conflict where Insight invests in firms which are Clients or potential Clients of Insight. Insight might give preferential treatment in its research (including external communication of the same) and/or investment management to issuers of publicly traded debt or equities which are also clients or closely related to clients (e.g. sponsors of pension schemes). This includes financial and ESG considerations.

•       create a conflict between investment teams with fixed income holdings in publicly listed firms or material differences in the thoughts of two PM's who own the same security

5.1 Escalation of Contentious Voting Issue

When a contentious voting issue is identified, the PVG Chairman or delegate will review, evaluate and determine whether an actual material conflict of interest exists, and if so, will escalate the matter to the PVG voting committee. Depending upon the nature of the material conflict of interest, Insight may elect to take one or more of the following measures:

•       removing certain Insight personnel from the proxy voting process

•       walling off personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote and

•       voting in accordance with the applicable Voting Guidelines, if any, if the application of the Voting Guidelines would objectively result in the casting of a proxy vote in a predetermined manner

An unconflicted contentious resolution will be voted by the Chair or their delegate. Where a conflict is deemed to exist the vote, widened to the PVG voting committee, will be determined by majority vote.

The resolution of all contentious voting issues, will be documented in order to demonstrate that Insight acted in the best interests of its Clients. Any voting decision not resolved by the PVG will be escalated to the Insight Chief Investment Officer ("CIO") or their delegate for additional input.

6. Proxy Voting Group

The PVG is responsible for overseeing the implementation of voting decisions where Insight has voting authority on behalf of Clients. The PVG meets at least quarterly, or more frequently as required. In ensuring that votes casted are in the best interest of Clients, the PVG will oversee the following proxy voting activities:

•	Casting votes on behalf of Clients

•       Voting Policy: Oversee and set the Proxy Voting Policy

•       Voting Guidelines: Oversee and set the Voting Guidelines which are reviewed and approved on an annual basis

•       Stewardship Code & Engagement Policy: Review for consistency with Proxy Voting Policy and Voting Guidelines

•       Conflicts of Interest: Manage conflicts when making voting instructions in line with Insight's Conflict of Interest Policy

•       Resolution Assessment: Review upcoming votes that cannot be made using Voting Guidelines and make voting decisions

•       Voting Agent: Appoint and monitor third-party proxy agencies, including the services they perform for Insight in implementing its voting strategy and

Reporting: Ensure voting activity aligns with local regulations and standards

The PVG is chaired by a Senior Portfolio Manager (who has no direct day to day investment discretion) and attended by portfolio management personal, the Senor Stewardship Analyst (Deputy Chair), Corporate Risk, Compliance, and Operations personal. The PVG is accountable to and provides quarterly updates to the Investment Management Group ("IMG").

7. Disclosure and Recording Keeping

In certain foreign jurisdictions, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as "share-blocking." If Insight votes on the proxy share- blocking may prevent Insight from selling the shares of the security for a period of time. In determining whether to vote proxies subject to such restrictions Insight, in consultation with the PVG, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If Insight votes on a proxy and during the "share-blocking period" Insight would like to sell the affected security Insight, in consultation with the PVG, will attempt to recall the shares (as allowable within the market time-frame and practices).

Insight publishes its voting activity in full on its website. This can be found at www.insightinvestment.com/ri.

8. Proxy Voting Policy Review

Insight will review its Proxy Voting arrangements regularly through the PVG. Insight reviews this Policy at least annually or whenever a material change occurs and will notify Clients of any material change that affects our ability to vote in line with the best interests of its Clients.

A material change shall be a significant event that could impact Insight's ability to vote proxies such as a change in voting agent.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following information is as of February 29, 2024:

Jeffrey Burger, Thomas Casey and Daniel Rabasco of INA and, an affiliate of BNYM Investment Adviser, are primarily responsible for the day-to-day management of the registrant’s portfolio.

Mr. Burger is a senior portfolio manager for tax-sensitive strategies at INA and has served as a primary portfolio manager of the fund since April 2013. He has been employed by INA or a predecessor company of INA since July 2009.

Mr. Casey is a senior portfolio manager for tax-sensitive strategies at INA and has served as a primary portfolio manager of the fund since April 2013. He has been employed by INA or a predecessor company of INA since 1993.

Mr. Rabasco is the head of municipal bond strategies at INA and has served as a primary portfolio manager of the fund since April 2013. He has been employed by INA or a predecessor company of INA since 1998.

(a)(2) Information about the other accounts managed by the fund’s primary portfolio managers is provided below.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Jeffrey Burger	10	$3.4B	None	N/A	443	$1.7B
Thomas Casey	15	$6.6B	None	N/A	60	$2.5B
Daniel Rabasco	7	$3.5B	None	N/A	546	$2.6B

None of the funds or accounts are subject to a performance-based advisory fee.

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or common trust accounts and wrap fee programs that invest in securities in which a fund may invest or that may pursue a strategy similar to a fund's component strategies ("Other Accounts").

Potential conflicts of interest may arise because of an Adviser's or portfolio manager's management of a fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a fund purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the corresponding funds such as deciding which securities to allocate to a fund versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a fund, that they are managing on behalf of an Adviser. The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund. In addition, the funds, as registered investment companies, are subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts. For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions.

BNY Mellon and its affiliates, including BNYM Investment Adviser, INA and others involved in the management, investment activities or business operations of the Fund, are engaged in businesses and have interests other than that of managing the Fund. These activities and interesting include potential multiple advisory, transactional, financial and other interesting in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund of the Fund's service providers, which may cause conflicts that could disadvantaged the Fund.

(a)(3) Portfolio Manager Compensation. The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).

INA has a flexible and progressive remuneration policy which allows it to attract and retain what it believes to be the best available talent in the industry. INA's approach to remuneration is designed to ensure that top performance is recognized with top quartile industry pay. This includes matching each individual with a suitable peer group that reflects competitors at every level and specialism within the industry. The components of remuneration are base salary and variable pay which is made up of two elements; discretionary annual cash amount and a deferral into the INA Long Term Incentive Plan. Cash and deferred pay play a significant role in total compensation. The overall value of these payments is based on company performance while individual payments are made with the dual aims of ensuring that key individuals are incentivized and rewarded for their contribution and that their total remuneration is competitive. INA also has a competitive benefits package (including eligibility for company pension and private medical plans) broadly aligned with the firm's parent company, BNY Mellon.

Discretionary pay is allocated following a detailed annual evaluation and performance appraisal against individual objectives, based on key performance indicators such as mandate performance (including effective management of risk and generation of relative returns where appropriate), contribution to team-based investment decisions, team management and professional development. Account is also taken of non-investment related issues such as business wins, client feedback, product and service development and internal relationship building, as well as experience, tenure and status within the team. For investment teams, including portfolio managers, performance is typically assessed over a multi-year framework including fund performance over one-, three- and five-years performance cycles. This is also supported by the INA Long Term Incentive Plan, which typically vests over three years.

The application of the above policy and principles are reviewed at least twice each year by the INA Remuneration Committee, where compensation proposals in respect of the relevant performance year are considered and approved.

(a)(4) The dollar range of Fund shares beneficially owned by the primary portfolio manager is as follows as of the end of the Fund's fiscal year:

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Jeffrey Burger	BNY Mellon Municipal Bond Infrastructure Fund, Inc.	None
Thomas Casey	BNY Mellon Municipal Bond Infrastructure Fund, Inc.	None
Daniel Rabasco	BNY Mellon Municipal Bond Infrastructure Fund, Inc.	None

(b)       Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Municipal Bond Infrastructure Fund, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: April 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: April 20, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: April 22, 2024

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)